SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 18, 2006

TRUE NORTH ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-51519	98-043482
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2 Allen Center, 1200 Smith Street
16th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 353-3948

(Registrant’s telephone number, including area code)

Ameriprint International Ltd., 475 Howe Street, Suite 1030
Vancouver, British Columbia, Canada V6C 2B3

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On April 18, 2006 we effected a 5:1 forward stock split in the form of a stock dividend. Thereunder, shareholders of record on April 14, 2006 (the “Record Date”) received 4 additional shares of our common stock for every common share held by them on the Record Date. Immediately prior to the forward stock split there were 12,020,000 shares of our common stock issued and outstanding. Immediately after the forward stock split there were 60,100,000 shares of our common stock issued and outstanding.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUE NORTH ENERGY CORPORATION

Dated: April 19, 2006	By:	/s/ Massimiliano Pozzoni
Name: Massimiliano Pozzoni
Title: President, Principal Executive, Financial And Accounting Officer, and Treasurer